UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2017

The WhiteWave Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-35708	46-0631061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 Seventeenth Street, Suite 1000, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 635-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 12, 2017 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated as of July 6, 2016 (the “Merger Agreement”), by and among The WhiteWave Foods Company, a Delaware corporation (the “Company”), Danone S.A., a société anonyme organized under the laws of France (“Danone”), and July Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Danone (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Danone.

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in the Introductory Note is incorporated herein by reference.

In connection with the completion of the Merger, on the Closing Date, the Company, Danone and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into that certain Fifth Supplemental Indenture (the “Supplemental Indenture”), pursuant to which Danone guaranteed the obligations of the Company with respect to the Company’s 5.375% Senior Notes due 2022 and the Indenture, dated as of September 17, 2014 (as amended, supplemented or otherwise modified from time to time, including by the Fourth Supplemental Indenture, dated as of November 21, 2016), between the Company, the Trustee and the guarantors party thereto from time to time. The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and incorporated by herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

The information set forth in the Introductory Note is incorporated herein by reference.

In connection with the completion of the Merger, on the Closing Date, the Company terminated the Credit Agreement, dated as of October 12, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Facility”), by and among the Company, the subsidiary guarantors party thereto from time to time, Bank of America, N.A., as administrative agent, and the other lenders party thereto from time to time. In connection with the termination, the Company repaid all of the outstanding obligations in respect of principal, interest and fees under the Credit Facility. No early termination penalties were incurred by the Company in connection with the termination of the Credit Facility. Some of the lenders party to the Credit Facility and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services, for the Company and its affiliates, for which they have received, and may in the future receive, customary compensation.

The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the Credit Facility, a copy of which was attached as Exhibits 10.31, 10.32, 10.33 and 10.34 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2017, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note is incorporated herein by reference.

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of the Company, par value $0.01 per share (“Company Common Stock”), issued and outstanding prior to the Effective Time (other than shares owned by the Company or any of its subsidiaries or Danone or any of its subsidiaries (including Merger Sub), and any Dissenting Shares (as defined in the Merger Agreement)) were automatically cancelled and converted into the right to receive $56.25 in cash, without interest (the “Merger Consideration”).

At the Effective Time, all outstanding Company stock options, stock appreciation rights, restricted stock unit awards and performance share unit awards (in each case, whether vested or unvested), were cancelled in exchange for the right to receive the Merger Consideration (without interest) with respect to the number of shares of Company Common Stock underlying the applicable award, less applicable withholding taxes, and less the applicable exercise price or base price for Company stock options and stock appreciation rights. Also at the Effective Time, each Company long-term cash award vested and was paid in accordance with the terms of the Merger Agreement and the applicable award agreement.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 7, 2016, and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Trading in shares of Company Common Stock on the New York Stock Exchange (the “NYSE”) was halted as of 9:30 a.m., Eastern Time, on April 12, 2017. As a consequence of the Merger, the Company requested that a Form 25 be filed with the SEC on April 12, 2017, to request the removal of Company Common Stock from listing and registration on the NYSE and from registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of Company Common Stock under the Exchange Act.

Item 3.03 Material Modification to the Rights of Security Holders

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant

The information set forth in the Introductory Note and Item 2.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, effective upon the Effective Time, all of the directors of the Company immediately prior to the Effective Time ceased to be directors of Company at the Effective Time and were replaced by the directors of Merger Sub immediately prior to the Effective Time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Certificate of Incorporation

At the Effective Time, the Certificate of Incorporation of the Company was amended and restated in the form of Certificate of Incorporation that is filed as Exhibit 3.1 hereto and incorporated herein by reference.

By-Laws

At the Effective Time, the By-Laws of the Company were amended and restated in the form of By-Laws that are filed as Exhibit 3.2 hereto and incorporated herein by reference.

*****

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 6, 2016 by and among The WhiteWave Foods Company, Danone S.A., and July Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by The WhiteWave Foods Company with the Securities and Exchange Commission on July 7, 2016).

3.1	Amended and Restated Certificate of Incorporation of The WhiteWave Foods Company.

3.2	Amended and Restated By-Laws of The WhiteWave Foods Company.

4.1	Fifth Supplemental Indenture, dated as of April 12, 2017, among The WhiteWave Foods Company, Danone S.A., and Wells Fargo Bank, National Association, as trustee.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The WhiteWave Foods Company

Date: April 12, 2017	By:	/s/ Helen Kaminski
	Name:	Helen Kaminski
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 6, 2016 by and among The WhiteWave Foods Company, Danone S.A., and July Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by The WhiteWave Foods Company with the Securities and Exchange Commission on July 7, 2016).

3.1	Amended and Restated Certificate of Incorporation of The WhiteWave Foods Company.

3.2	Amended and Restated By-Laws of The WhiteWave Foods Company.

4.1	Fifth Supplemental Indenture, dated as of April 12, 2017, among The WhiteWave Foods Company, Danone S.A., and Wells Fargo Bank, National Association, as trustee.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.